APS American Physicians Service Group, Inc.

NASDAQ: AMPH

Forward-Looking Statements

Our presentation includes, and our response to various questions may include, forward-looking statements about the Company's revenues and earnings and about our future plans and objectives. Any such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements to be materially different than any future results, performance and achievements described in this presentation. Factors that could cause actual results to differ materially from expectations include the 'Risk Factors' described in the Company's filings with the Securities and Exchange Commission. We have no intention to update any of this information unless required by law.

APS

Company Overview

- Founded in 1974, IPO in 1983 (NASDAQ: AMPH)
- Acquired American Physicians Insurance Company ("API") on April 1, 2007
  - 30+ year history writing Texas medical professional liability insurance
  - Managed API by AMPH since inception
- A leading medical professional liability insurer in Texas
- 6,268 policyholders at June 30, 2009
- AM Best financial strength rating of A- (Excellent)

APS

Investment Highlights

- Strong balance sheet and operating performance
- Texas tort reform enacted in 2003
- Strong reserve position at the top of actuarial range
- Growth opportunities
- Attractive valuation comparison to peer group
- Management strongly aligned with shareholders (12% ownership)

API Acquisition – Completed April 1, 2007

- Total consideration of approximately $45 million, 2 million common shares, $9.2 million worth of preferred shares
  - Price / GAAP book value of approximately 0.94x
- Preferred stock requires $1 million annual redemption and a 3% annual dividend
  - $6.5 million remains outstanding
- Policyholders received 28% of shares of combined company

APS

2007 Secondary Offering

Shares Sold	2,315,000
Stock Price	$16.50
Net Proceeds to AMPH	$35 million
Use of Proceeds	Strengthen capital position of insurance company, general corporate purposes

APS

Favorable Claims and Headcount Trends

- Texas tort reform in 2003 drastically altered medical professional liability market
  - $250,000 cap on non-economic damages
  - Claim counts in post reform years meaningfully reduced
- Continued focus on underwriting to maintain quality of book



Claim Counts Relative to Number of Policyholders
Claims Counts
# of Policyholders
1,400
1,200
1,000
800
600
400
200
0
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
2000
2001
2002
2003
2004
2005
2006
2007
2008
Q2 09
1,096
1,123
1,110
1,372
993
705
808
740
585
565
716
706
741
930
383
335
507
413
382
384*
3,019
2,992
3,070
2,992
3,622
3,919
4,712
4,930
5,336
6,268
Policyholders
Reported Claims
Pending Claims

* Annualized estimate of 384 claims based on 192 reported claims in Q2 2009

Premium Pricing and Retention

- Strong policyholder retention; 90% in 2005, 93% in 2006, 91% in 2007, 92% in 2008; 93% in Q2 YTD 2009
- Average annual rate increases of 22% from 2000 through 2003
- Rates remain high relative to historic levels



Relative Rates since 1999
Annual Rate Change
250
200
150
100
50
0
100
104
4%
125
20%
175
40%
224
28%
226
1%
206
(9%)
169
(18%)
144
(14%)
136
(6%)
127
(6%)
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009 2Q

Prudent and Innovative Underwriting

- Predominantly claims-made policies
- Exempt from Texas regulation of rate and policy forms
  - Allows flexibility in coverage terms
- Conservative underwriting philosophy
  - Individually underwrite every new and renewal policy
  - Medical Director involvement in every underwriting decision
  - On-site visits to group applicants

APS

Texas Market Share



17%
4%
3%
6%
13%
15%
42%

- Texas Medical Liability Trust 42%
- American Physicians Insurance 15%
- Medical Protective 13%
- Advocate MD 6%
- Texas Medical Liability Ins. Underwriting Assoc. (JUA) 3%
- The Doctors Company 4%
- Other (Less than 3% each) 17%

Source: 2008 NAIC Data including TMLT

APS

Top Insured Specialties % by Headcount

Anesthesiology	15%
Family Practice / Internal Medicine	13%
Obstetrics and Gynecology	12%
Orthopedics	5%
Cardiology	5%
Other Surgical Specialties	5%
Pediatrics	4%
Dentists	3%
General Surgery	3%
Radiology	2%
Urology	2%
Other Specialties	10%
CRNA	13%
Physician Extenders / Clinical Staff	8%
	100%

APS

Policy Limit Profile (in 000's)


1000/5000
4%
100/300
6%
1000/3000
26%
200/600
37%
500/1500
7%
500/1000
15%
300/900
5%

1000/5000 coverage only on a shared limit policy with allied health professionals

2000/4000 and 3000/5000 coverage on 3 and 9 physicians, respectively

APS

Claims Management

- Claims staff has an average of over 15 years experience with APS
- Work with local attorneys experienced in medical professional liability claims
- Physician Claims Committee reviews large claims for medical standard of care and defensibility
- Perform on-site visits by risk management professionals
- Historically, over 80% of claims closed without indemnity

APS

Growth Opportunities

- Enhanced access to capital
- Meaningful opportunities for growth
  - 15% of $407 million market in Texas (1)
  - New focus on $84 million Arkansas market (2)
  - Recent entry into $130 million Oklahoma market (2)
  - Potential acquisitions
  - Organic expansion into new markets
- A.M. Best rating supports AMPH growth initiatives

(1) Source: 2008 NAIC Data including TMLT

(2) Source: 2008 SNL NAIC Data

APS

Overview of Financial Services Segment

- Over 25 year history – Institutional fixed-income focus
- Products:
  - Mortgage-backed bonds and CMOs
  - Government issues and municipals
  - High yield
  - Bank debt and trade claims
- Customers - corporations, banks, insurance companies, hedge and mutual funds, high net worth individuals
- Riskless principal model
- 8% of revenues for the six months ended 6/30/09

APS

Financial Overview

- Strong balance sheet and operating performance
- Net income of $19.3 million for the trailing twelve months ended June 30, 2009
- Conservative reserve philosophy
- Investment strategy of preservation of capital over yield
- Attractive valuation comparison to peer group

APS

2Q 2009 RECAP

PREMIUMS:

- 2.9% decrease in Gross Written Premiums ($14.7 million in Q2 09 vs. $15.1 million in Q2 08)
  - Strong retention at 92%, 4.8% rate decrease
- 7.9% increase in Gross Written Premiums YTD ($32.2 million in six months ended 09 vs. $29.9 million in six months ended 08)
  - Strong retention at 93%, 6.3% rate decrease
- $4.8 million in new business YTD

CLAIMS:

- Continued favorable claim development in 2Q ($5.7 million in 2Q 09 vs. $8.6 million in 2Q 08)
- Comparable claim development YTD ($11.3 million YTD in 09 vs. $12.8 million YTD in 08).

APS

2Q 2009 RECAP (continued)

- Investment income lower due to increased cash and short-term position ($2.7 million in 2Q 09 vs. $3.0 million in 2Q 08)
  - Significantly reduced non-agency CMO exposure ($7.9 million at 6/30/09 vs. $25.4 million at 12/31/08)
  - Cash and short-term has increased to $43.9 million at 6/30/09 vs. $22.1 million at 12/31/08
- EPS
  - $0.70 in 2Q 09 vs. $0.84 in 2Q 08
  - $1.36 YTD 09 vs. $1.30 YTD 08
- Trailing twelve months ROE of 15%

APS

Capital Management

- Underwriting leverage is strong
  - .7 to 1 Net Written Premium to Surplus Ratio
- Debt to equity is only 4.5%
- Annual dividends for the last six years
- Share repurchases
  - Recent authorization of $4 million in additional repurchases of shares; $4.1 million remaining at 6/30/2009
  - Over 153,000 shares purchased in first six months of 2009 at average price below 6/30/09 BV per share
- Actively seeking strategic and organic growth opportunities

APS

Balance Sheet Highlights


(in Millions)
$300
$250
$200
$150
$100
$50
$-
$283 $284 $289
$224 $232 $243
$102 $92 $90
$124 $136 $144
Total Assets
Total Cash & Investments
Gross Reserves
Stockholders' Equity
2007 2008 6/30/2009

APS

Favorable Trend in Book Value



$25.00
$20.00
$15.00
$10.00
$5.00
$-
Book Value Per Share
$7.78
$9.15
$9.95
$10.49
$17.19
$19.46
$20.88
2003
2004
2005
2006
2007
2008
Q2 2009

Conservative Investment Portfolio

- Fixed income managed internally
- "AAA" average rating of bond portfolio
- Average duration of 3.3 years
- Yield to maturity of 4.7%
- Reduced non-agency CMO exposure in 2009 by 74% thru July

(in thousands)

Rating Category	Fair Value	%
AAA / Aaa	$ 157,330	78%
AA / Aa	20,245	10%
A / A	19,867	10%
BBB	1,765	1%
Non-investment grade	1,674	1%
Total	$ 200,881	100%

APS

Conservative Investment Portfolio

- Investment portfolio totaled $243 million at 6/30/2009

(in thousands)		Fair Value	%
Fixed Maturities:			
U.S. Treasury Notes / Bills	$	24,788	10%
U.S. Government Agency Mortgage-Backed Bonds		26,836	11%
U.S. Government Agency CMOs		48,373	19%
U.S. Government Agency Bonds/Notes		22,466	9%
Collateralized Mortgage Obligations (1)		7,905	3%
Government Tax-Exempt bonds		34,848	15%
Corporate Bonds		35,665	15%
Total Fixed Maturities	$	200,881	82%
Other:			
Equity Securities		11,334	5%
Cash and Cash Equivalents		28,831	12%
Other Invested Assets		1,545	1%
Total Cash and Investments	$	$242,591	100%

(1) Reduced approximately $1.3 million with July sales.



Non-Agency Mortgage Backs 3%
Govern-ment Tax-exempt Bonds 15%
Corporate 15%
Cash and Equivalents 12%
Equity Securities 5%
Other Invested Assets 1%
US Treasury and Agencies 49%

APS

Strong Reserve Position


API Reserves
6/30/09
API Carried Reserves
$90 MM Gross
$80 MM Net
Actuarial High-end
Estimate
$90 MM Gross
$80 MM Net
Above
Best
Estimate
Actuarial Best
Estimate
$72 MM Gross
$66 MM Net
Actuarial Low-end
Estimate
$57 MM Gross
$53 MM Net

APS

Strengthening Net Reserves Per Open Claim



$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
Reserves / Open Claim
$32,975
$57,321
$94,295
$100,352
$110,154
$133,774
$141,597
2003
2004
2005
2006
2007
2008
Q2 09
At Period End

APS

Attractive Valuation

Key Operating Metrics	Median - Other Public Med Mal Companies (1)	APS Reported 6/30/2009
Price/Book Value (2)	1.1	1.1
Price/Operating EPS (2)	8.6	7.1
TTM Operating ROE	15%	17%
Loss Ratio	50%	39%
Combined Ratio	75%	56%

(1) Source: SNL - Includes PRA, ACAP, FPIC based on most recent reported 6/30/09 financial data.
(2) Share prices as of August 25, 2009.

APS

APS American Physicians Service Group, Inc.

NASDAQ: AMPH